HOVDE GROUP Financial Services Conference INVESTOR PRESENTATION NOVEMBER 5, 2026

NYSE: AVBC Forward-Looking Statements and Non-GAAP Financial Measures   Cautionary Statement Regarding Forward-Looking Statements   Statements contained in this investor presentation that are not historical facts constitute ”forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements are subject to significant risks and uncertainties. Avidia Bancorp intends for all forward-looking statements to be covered by the safe harbor provisions contained in the Act. Avidia Bancorp’s ability to predict future results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the business and future prospects of Avidia Bancorp and its subsidiaries include, but are not limited to, general and local economic conditions, changes in market interest rates, deposit flows, loan demand, real estate values, competitive products and pricing, loan delinquency rates and trends, ability to manage business risks, ability to control costs and expenses, changes in federal and state law and regulation, and other factors that may be disclosed in Avidia Bancorp’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be carefully considered when evaluating forward-looking statements and undue reliance should not be placed on any forward-looking statements. Avidia Bancorp assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.   Explanation and Use of Non-GAAP Financial Measures  In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Avidia Bancorp uses, and this investor presentation contains or references, certain non-GAAP financial measures. Avidia Bancorp believes these non-GAAP financial measures provide useful information in understanding its underlying financial condition and results of operations and its business and performance trends because they facilitate comparisons with the performance of other companies in the financial services industry. Although Avidia Bancorp believes these non-GAAP financial measures enhance the understanding of its business and financial condition and results of operations, they should not be considered as an alternative to comparable GAAP financial measures or considered more important than comparable GAAP financial measures, nor are they necessarily comparable with similar non-GAAP financial measures that may be presented by other companies.   Where non-GAAP financial measures are used in this investor presentation, the comparable GAAP financial measures, as well as the reconciliation to the comparable GAAP financial measures, can be found in the earnings release for the period covered by this investor presentation, which is furnished under cover of a Current Report on Form 8-K as filed with the Securities and Exchange Commission.

Who We Are 1869 – Founding of Hudson Savings Bank and nearby Westborough Bank. 1997 – Assabet Valley Bancorp created as mutual holding company for Hudson Savings. 2007 – Hudson Savings Bank and Westborough Bank merged, forming Avidia Bank headquartered in Hudson, MA. 7/31/25 – Assabet Valley Bancorp converts to stock form and Avidia Bancorp becomes traded on the NYSE as AVBC. NYSE: AVBC $2.8 B TOTAL ASSETS $119 MM REVENUE $2.3 B TOTAL LOANS $2.2 B TOTAL DEPOSITS $355MM TANGIBLE EQUITY 9 BRANCHES Note: Financial data as of 9/30/26. Revenue is 9 months annualized. Tangible equity (non-GAAP) is $367MM equity less $12MM goodwill. Eastern Massachusetts community bank focused on commercial banking with established liquidity and credit solutions offered regionally & nationally.

NYSE: AVBC Organic diversified growth – focusing on commercial loans, owner-occupied CRE, small business banking & traditional retail banking Expansion of niche businesses with focus on condo association lending and payments processing activities Business model optimization – efforts driving improvements in process, product, and pricing to bolster revenue generation and cost efficiencies Improving Return on Tangible Common Equity (“ROTCE”) with financial and operating leverage utilizing IPO proceeds SPECIALTY OFFERINGS LIQUIDITY SOLUTIONS Health Savings Accounts (HSA) Multi-channel responsive competitive positioning Payments Processing Activities ACH processing, card acquiring, and card issuing CREDIT SOLUTIONS Condominium Association Lending Commercial term loans secured by condo association cash flows and property Commercial Financing – Dental practices PRIORITIES Business Model

# Operating Summary

Avidia Bancorp, Inc.

| ($ in millions, except per share data) | 3Q26 | 2Q26 | 1Q26 | 4Q25 |
|---|---|---|---|---|
| Net interest income | $25.5 | $24.0 | $24.0 | $23.6 |
| Non-interest income | $5.7 | $5.9 | $4.3 | $3.7 |
| Total revenue | $31.2 | $29.9 | $28.3 | $27.3 |
| Provision expense | $0.2 | $0.9 | $1.1 | $1.2 |
| Non-interest expense | $19.4 | $19.5 | $19.0 | $18.4 |
| Net income | $8.6 | $7.2 | $6.0 | $5.3 |
| EPS | $0.47 | $0.39 | $0.32 | $0.29 |
| Return on assets | 1.24% | 1.04% | 0.86% | 0.77% |
| ROTCE | 9.06% | 7.76% | 6.57% | 5.85% |
| Net interest margin | 3.86% | 3.64% | 3.61% | 3.54% |
| Efficiency Ratio | 62.21% | 65.29% | 67.19% | 67.19% |

Note: ROTCE is Return on Tangible Common Equity, a non-GAAP financial measure of annualized net income divided by average common equity, which is adjusted to exclude average intangible assets.

## 3Q26 Highlights

- Sequential EPS growth; Positive operating leverage reflects pricing and operational disciplines
- 11bp margin expansion on loan yield excluding $692 thousand prepayment fee
- Lower provision expense reflects shift in portfolio mix
- EPS and ROTCE include the benefit of the initiation of common stock repurchases
- New equity compensation program with awards will impact future results

NYSE: AVBC

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(Period-end $ in millions, except per share data) 3Q26 2Q26 1Q26 4Q25 Total Assets $2,775 $2,780 $2,807 $2,837 Securities AFS 313 315 296 269 Total Loans 2,261 2,261 2,285 2,298 Deposits 2,207 2,154 2,146 2,128 Tangible Common Equity 355 378 372 367 Nonperform. Loans/Loans 0.79% 0.75% 0.60% 0.88% Allowance/Total Loans 1.03% 1.06% 1.00% 0.96% NCOs/Loans (Ann) (0.13)% 0.07% (0.02)% (0.65)% Tang. Book Value/Share $18.43 $18.81 $18.51 $18.28 TCE/TA 12.83% 13.64% 13.29% 12.99% CET1 Ratio 17.29% 17.72% 17.42% 17.35% Deposit growth in most categories, including $23MM brokered CDs Local correspondent residential mortgage purchase offset large C&I loan payoff Ongoing solid asset quality Initiation of stock repurchase program to support shareholder returns Capital metrics remain strong NYSE: AVBC Condition Summary 9/30/26 3Q26 Highlights Note: Measures related to tangible equity and tangible book value are Non-GAAP measures which exclude goodwill, which totaled $11.9 million at 9/30/26.

3Q26 ($ in million) Avg. Balance$ Δ$ Q/Q Yield/ Cost% Δbps Q/Q Loans $2,257 ($2) 5.55 +23 Investments and Other EA 367 (13) 3.82 +37 Total Earning Assets 2,624 (15) 5.26 +21 Interest-Bearing Deposits 1,784 25 1.63 +4 Borrowings and Other IBL 175 (30) 3.82 -65 Total Interest-Bearing Liab. 1,959 (5) 1.88 -1 Net Interest Margin 3.86 +22 Non Int-Bearing Deposits 359 (13) NA NA Total Deposits 2,143 12 1.35 +3 NYSE: AVBC Margin increased 22 bps to 3.86% 3.75% excluding prepayment penalty 23 bps increase in loan yield 12 bps from prepayment penalty on one large loan 11 bps from roll-on/roll-off lending activity 15% decrease in higher cost borrowings Average Balances and Yields/Costs Highlights

Lower cost transaction accounts (DDA & NOW) 50% of total deposits 0.41 bps cost HSA & Payments 27% of total deposits 0.66 bps cost at 9/30/26 1.35% total cost of deposits Total Deposits $2.2 B NYSE: AVBC Deposit Composition Highlights Note: Financial data as of and for the quarter ended 9/30/26. Certificates include brokered deposits totaling $23MM.

Commercial-related loans 72% of total loans Note: Financial data as of and for the quarter ended 9/30/26. Home equity includes $3MM of other consumer. Chart detail excludes immaterial overdrafts and deferred costs. Detail may not sum to totals due to rounding. Total Loans $2.3B NYSE: AVBC Loan Portfolio Composition Highlights

NYSE: AVBC Investor Commercial Real Estate Loans Note – Financial data as of 9/30/26. Office excludes medical offices. Detail may not sum to totals due to rounding. No Boston office properties Investor CRE $313MM Supervisory CRE Categories Supervisory Category Amount $MM % Risk Based Capital Investor CRE: $313 87% Multifamily $87 24% Construction $96 26% Total Investor CRE $496 137% Condominium loans classified as C&I and included in supervisory CRE guidance limits: $492MM, or 136% of risk-based capital Total supervisory NOO CRE: $987MM, or 273% of risk-based capital

NYSE: AVBC Asset Quality Nonperforming Loans Loan Loss Allowance & Net Loan Charge-offs

NYSE: AVBC > Active capital management 9.1% ROTCE 3Q26 1.1% dividend yield – 6 cents quarterly 13% dividend payout (3Q36) 1.4% growth TBVPS YTD to $18.43 $30MM stock repurchase plan completed 11/3/26 Repurchased 1.36MM shares (6.8%) Strong capital position after buybacks Capital Note: Financial and market data as of and for the quarter ended 9/30/26. Regulatory capital ratios are projected. Highlights Regulatory Capital ($ in 000s) Amount $ Ratio % Total Risk-Based Capital: 428,021 19.7 Common Equity Tier 1 Risk-Based Capital 375,654 17.3 Tier 1 Risk-Based Capital: 375,654 17.3 Tier 1 Leverage Capital: 375,654 13.7 Stockholders’ Equity Ratio % Total Equity/Assets 13.2% Tangible Common Equity/ Tangible Assets 12.8%

NYSE: AVBC Short-term investments 2% of assets AFS securities 11% of assets 98% gov’t or agency MBS Unrealized loss 8% As of 9/30/26, the investment portfolio was 96% AFS with a 3.39% book yield and a duration of 3.8 years Availability 39% of total assets Liquidity Note: Financial and market data as of and for the quarter ended 9/30/26 Wholesale Funds Sources (in $ 000s) Outstanding Available Federal Home Loan Bank borrowings 110,000 726,587 Federal Reserve Bank of Boston borrowings - 328,313 Credit lines – correspondent banks - 25,000 Brokered deposits 22,896 - Subordinated debt 27,914 - Total sources 160,810 1,079,900 Highlights

Payments Processing & Health Savings Accounts (HSA) Long history of experience in these product lines Diversified deposit sourcing in national niche markets, with strategic competitive positioning Stable deposit source and granular HSA base ACH processing, card acquiring, & card issuing 27% of total deposits; 0.66% cost at 9/30/26 Payments processing represents 42% of FY26 YTD total non-interest income NYSE: AVBC Liquidity Solutions Note: Financial data as of and for the quarter-ended 9/30/26 unless otherwise noted. $601MM Total Payments & HSA Deposits $8.8M 9 Mo Gross Revenues Annualized (payments processing)